                                                                    EXHIBIT 21.1
                        BRISTOL HOTELS & RESORTS, INC.
                                 SUBSIDIARIES


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                     NAME                        JURISDICTION OF   DATE OF INCORPORATION
                                                  INCORPORATION
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
AIRPORT UTILITIES, INC.                               TEXAS               5/2/69
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AUSTIN INNKEEPERS, INC.                               TEXAS              3/26/95
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BHMC CANADA INC.                                 ONTARIO, CANADA          4/3/97
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BRISTOL ACQUISITION BEVERAGE COMPANY                DELAWARE             11/18/97
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BRISTOL HOSPITALITY BEVERAGE COMPANY                  TEXAS              10/20/97
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BRISTOL HOTEL BEVERAGE COMPANY                      DELAWARE              5/1/95
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BRISTOL HOTEL MANAGEMENT CORPORATION                DELAWARE             02/24/95
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BRISTOL HOTELS AND RESORTS, INC.                    DELAWARE             3/20/98
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BRISTOL IP COMPANY                                  DELAWARE             11/28/95
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BRISTOL KANSAS BEVERAGE COMPANY                      KANSAS              3/19/98
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BRISTOL LODGING BEVERAGE COMPANY                      TEXAS              9/10/97
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HARVEY HOTEL PURCHASING COMPANY                       TEXAS              5/28/91
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BRISTOL SLC MANAGEMENT COMPANY                        TEXAS               3/2/94
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GLENJON, INC.                                         TEXAS              11/29/63
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HARVEY HOTEL DFW, INC.                                TEXAS               8/7/86
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HARVEY HOTEL MANAGEMENT CORPORATION                   TEXAS              9/26/85
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HARVEY HOTEL PURCHASING COMPANY                       TEXAS              5/28/91
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HOUSTON INNS SERVICE CO.                              TEXAS              6/11/71
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NATIONAL INNS, INC.                                 TENNESSEE            10/23/59
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UNITED INNS, INC., OF TENNESSEE                     TENNESSEE            ________
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[MANAGEMENT CORP. TENANTS (3) - TBD]                DELAWARE             ________
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[OMAHA SPIN SUBS - TBD]
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NOTE: ALL RIGHTS AND INTEREST IN THE FOLLOWING NON-PROFIT LIQUOR
CORPS ARE TRANSFERRED AS SPIN SUBS.


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PENROD CLUB                                           TEXAS              4/25/83
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REDNOR, INC.                                          UTAH                5/8/90
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SOLO'S                                                TEXAS              ________
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BRISTOL HOUSE CLUB                                    TEXAS              8/15/97
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BRISTOL PLANO CLUB                                    TEXAS              4/30/96
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CAFE BARRITZ                                          TEXAS
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